COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2021
COMMITMENTS AND CONTINGENCIES

11. COMMITMENTS AND CONTINGENCIES

The Company has certain commitments to meet the minimum expenditures requirements on its exploration and evaluation assets. Further, the Company has a site restoration obligation with respect to its Greenland exploration and evaluation asset.

Effective July 1, 2014, the Company had changes to management and entered into the following agreements for services with directors of the Company and a company in which a director has an interest:

i)	Directors’ fees: $2,000 stipend per month for independent directors and $3,000 stipend per month for the chairman of the board, and $2,500 for committee chairmen.

ii)	Management fees: $30,951 per month effective June 2018 up to December 31, 2019 and $16,907 per month effective January 1, 2020.

Notes to the Condensed Interim Consolidated Financial Statements

For the nine months ended September 30, 2021

(Expressed in Canadian dollars)

Effectively on June 1, 2018, the Company changed the terms with Keith Morrison, the CEO, from direct employment to contracted consultant and entered into a service agreement with his company.

Each of the agreements shall be continuous and may only be terminated by mutual agreement of the parties, subject to the provisions that in the event there is a change of effective control of the Company, the party shall have the right to terminate the agreement, within ninety days from the date of such change of effective control, upon written notice to the Company. Within thirty days from the date of delivery of such notice, the Company shall forward to the party the amount of money due and owing to the party hereunder to the extent accrued to the effective date of termination.